                                 MASTER SUBLEASE

         MASTER SUBLEASE made as of the 20th day of August, 200l between AmeriGas Propane, L.P., a Delaware limited partnership, having an office at 460 North Gulph Road, King of Prussia, Pennsylvania 19406 ("Sublandlord") and Columbia Propane, L.P., a Delaware limited partnership, having an office at 460 North Gulph Road, King of Prussia, Pennsylvania 19406 ("Subtenant").

                                    WITNESS:

         WHEREAS, Sublandlord leases certain lands, buildings propane storage equipment and personal property related specifically to the propane storage equipment (collectively, the "Leased Property"), in each case to the extent located at the locations and leased from the parties (collectively, the "Master Landlords") specified on Exhibit A attached hereto pursuant to certain leases having dates as specified on Exhibit A (collectively, the "Prime Leases").

         WHEREAS, Subtenant desires to sublease from Sublandlord, and Sublandlord desires to sublease to Subtenant, the Leased Property.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublandlord and Subtenant agree as follows:

         1. Demise: Term; Renewal Right. (a) Provided the term of the applicable Prime Lease is in full force and effect, Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, the Leased Property. The term of this Master Sublease (the "Term") shall commence on the date hereof (the "Commencement Date") and shall expire, unless earlier terminated in accordance with this Master Sublease, on the last day of the month in which occurs the fifth anniversary of the Commencement Date. Either Sublandlord or Subtenant may terminate the Term, as to any or all of the Leased Property, upon not less than 30 days' prior notice to the other. The Term, as to the applicable Leased Property, shall end on the date specified in such notice as if that date was the original date specified in this Master Sublease as the expiration of the Term for such Leased Property. Notwithstanding anything to the contrary contained herein, the Term, as to the applicable Leased Property, shall end simultaneously with the scheduled expiration or early termination of the term of any applicable Prime Lease.

                  (b) The Term shall automatically extend for three consecutive periods of five years each. Each extension period shall commence on the day immediately following the expiration of the then current Term and expire on the last day of the 60th month thereafter. Each extension period shall be upon the same terms and conditions as are set forth in this Master Sublease, except that Subtenant shall have no further right to extend the Term beyond the third extension period. Subtenant shall have the right not to extend the Term of this Master Sublease by giving Sublandlord notice of Subtenant's desire not to extend the Term not less than 60 days prior to the commencement of the applicable extension period.

         2. Sublandlord Covenants. So long as Subtenant is not in default under this Master Sublease beyond any applicable notice and cure periods, Sublandlord shall pay to each

Master Landlord promptly when due all rent and other charges reserved and covenanted to be paid by the "tenant" under the applicable Prime Lease, and any failure by Sublandlord to pay such amounts to a Master Landlord when due (and the continuation of such failure beyond any applicable notice and cure periods expressed in the applicable Prime Lease) shall constitute a default by Sublandlord of its obligations under this Master Sublease. Subtenant may pay all rent and other charges to be paid by it hereunder in connection with the Prime Lease directly to the applicable Master Landlord in the event it receives notice from such Master Landlord of a default by Sublandlord and Sublandlord's failure to cure same within any applicable notice and cure period. Where in a Prime Lease there are duties and obligations owed by a Master Landlord to Sublandlord that are necessary for the proper use and enjoyment of the applicable Leased Property by Subtenant under this Master Sublease, Sublandlord shall use reasonable efforts to obtain the performance of such duties and obligations by such Master Landlord in favor of Subtenant, but Sublandlord shall not be liable to Subtenant for the failure of the such Master Landlord to perform said duties and obligations or for the result of such failure. The only services or rights to which Subtenant is entitled hereunder are those to which Sublandlord is entitled under the applicable Prime Lease, and for all such services and rights Subtenant shall look solely to the applicable Master Landlord under the applicable Prime Lease.

         3. Subtenant Covenants. Subtenant shall observe and perform when due all covenants, agreements and obligations of the "tenant" under each applicable Prime Lease, except for "tenant's" obligation to pay rent under the applicable Prime Lease. Subtenant's failure to perform "tenant's" obligations under the applicable Prime Lease shall also be a breach of this Master Sublease and Sublandlord shall have all the rights and remedies against Subtenant as would be available to the Master Landlord under the applicable Prime Lease if such breach were by "tenant" thereunder. The rights of a Master Landlord under a Prime Lease may be enforced by the Sublandlord. Notwithstanding anything to the contrary contained in this Master Sublease, Subtenant shall neither do, nor omit, nor permit anything to be done, or omitted, which (i) may cause a Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in a Master Landlord under such Prime Lease, or
(ii) may cause a default under such Prime Lease. In the event that any term or provision of a Prime Lease is inconsistent or conflicts with any term or provision of this Master Sublease, the terms and provisions of this Master Sublease shall control to the extent provided.

         4. Use. Subtenant may use and occupy the Leased Property for all lawful purposes provided such use shall comply with the terms of the applicable Prime Lease. Subtenant shall not use or permit any Leased Property to be used in any manner which would (a) violate any laws, (b) make void or voidable any insurance policy then in force with respect to such Leased Property, (c) cause physical damage to such Leased Property, (d) constitute a nuisance, (e) materially impair the appearance, character or reputation of such Leased Property or (f) materially interfere with the proper operation of any of such Leased Property's facilities or systems.

         5. Rent. Subtenant shall pay to Sublandlord rent (the "Base Rent") for each Leased Property in the amounts specified for such Leased Property on Exhibit A attached hereto, as may be amended from time to time. Each monthly installment of the Base Rent shall be paid (i) to Sublandlord in advance on the first day of each calendar month during the Term (but in any event on or prior to the date the same is due under the applicable Prime Lease) and (ii) at the office of Sublandlord or such other place as Sublandlord may designate. Should the Commencement Date fall on any day other than the first day of a month, then the Base Rent for such month shall be pro-rated on a per diem basis, and Subtenant shall pay the amount thereof for such partial month on the Commencement Date. With reasonable prior notice to Subtenant, Sublandlord shall have the right to require the payment of Base Rent on an annual, quarterly or other basis with such new payment structure commencing on the date specified in Sublandlord's notice. Any abatement of any amount due by Sublandlord under any Prime Lease shall constitute an abatement of the corresponding amount due by Subtenant under this Master Sublease.

         6. Alterations. (a) Subtenant shall not make any alterations, improvements or installations in or to any Leased Property without (i) the prior approval of Sublandlord (which approval shall not be unreasonably withheld or delayed), and (ii) the prior approval of the applicable Master Landlord (if required under the applicable Prime Lease).

                  (b) All fixtures, equipment, partitions, railings and like improvements or installations attached to any Leased Property shall be the property of Sublandlord and shall be surrendered with such Leased Property. All trade fixtures, moveable office furniture and equipment and other personal property shall remain the property of Subtenant and may be removed by Subtenant from any Leased Property.

                  (c) At the expiration or earlier termination of the Term for any Leased Property, Subtenant shall remove all of its property from such Leased Property, and shall surrender such Leased Property in the condition required to be maintained by Subtenant under this Master Sublease.

                  (d) Sublandlord shall have the right to make alterations, improvements and installations to the Leased Property; provided, that such alterations, improvements and installations do not materially and adversely affect Subtenant's use or occupancy of the Leased Property.

         7. Default By Subtenant. In the event that Subtenant shall default in the payment of Base Rent or in the payment or performance of any of Subtenant's other covenants and obligations hereunder, and such default shall continue beyond any notice and cure periods granted to Sublandlord under the applicable Prime Lease, Sublandlord shall have, among other rights and remedies, all of the rights and remedies accorded to the Master Landlord under the applicable Prime Lease.

         8. Maintenance: Repair. Subtenant shall: (a) maintain each Leased Property in good order and condition, and make all necessary repairs (structural or non-structural) thereto; (b) not place a load upon any floor of any Leased Property exceeding the floor load per square foot area which it was designed to carry; (c) to the extent required by the applicable Prime Lease, comply with all laws, orders, requirements, rules and regulations of any federal, state, municipal or local governmental agency, department, commission, board or officer and with all liens, encumbrances and other title matters affecting each Leased Property; and (d) to the extent required by the applicable Prime Lease, comply with all orders, rules, regulations and requirements of the Board of Fire Underwriters or any successor thereto with respect to each Leased Property. Subtenant may contest in good faith the applicability or validity of any such law, order, requirement, rule or regulation; provided, that such contest (i) shall not subject the Sublandlord or the applicable Master Landlord to any liability and (ii) is not prohibited by the applicable Prime Lease or Sublandlord's lenders. Notwithstanding anything to the contrary contained herein, Sublandlord shall have the right to make any and all structural or non-structural repairs or replacements to the Leased Property that Sublandlord deems necessary.

         9. Insurance. Subtenant shall keep fire and other casualty policy insuring Subtenant's furniture, trade fixtures and other personal property located at any Leased Property against loss or damage by fire, theft and such other risks as are insurable under "All Risk" insurance policies, with such limits as Subtenant may deem reasonable. Such policy shall include a provision whereby the insurance company waives all right of subrogation against Sublandlord. Subtenant shall maintain commercial general liability insurance covering each Leased Property, with such limits as Subtenant may deem reasonable, naming Sublandlord as an additional insured, if Sublandlord is not otherwise covered by such insurance. Each of the foregoing policies shall be issued by insurance companies and be in form and substance reasonably acceptable to Subtenant. Subtenant shall maintain all other insurance required by each applicable Prime Lease.

         10. Indemnity. Subtenant shall indemnify and hold harmless Sublandlord, the applicable Master Landlord, any mortgagee, and their respective principals, partners, directors, officers, agents and employees (collectively, the "Indemnitees") against and from any and all loss, cost, expense, and claim incurred by any of the Indemnitees, arising out of (a) any act, omission or negligence of Subtenant, its contractors, licensees, agents, servants, employees, invitees or visitors (excluding any claims arising solely from any willful misconduct or gross negligence of the Indemnitees), (b) any accident, injury or damage to any person or property occurring during the Term in or about any Leased Property (excluding any claims arising solely from any willful misconduct or gross negligence of the Indemnitees) and (c) any breach by Subtenant of its obligations under this Master Sublease.

         11. Creation of Liens. Subtenant shall not have any power to create or permit to be created any lien, encumbrance or charge against any Leased Property or any Prime Lease. Within 30 days after the notice of the filing of any lien against any Leased Property or any Prime Lease arising out of or based upon Subtenant's acts or omissions, Subtenant shall cause the same to be discharged of record by payment, bonding or otherwise.

         12. Default; Cure Right. (a) If Subtenant shall fail to pay the Base Rent on the due date thereof and the same is not cured within 5 days after notice thereof shall have been given to Subtenant; or through the act or omission of Subtenant there is a default under any Prime Lease; or if Subtenant shall default in performing or observing any of the other provisions of this Master Sublease and the same is not cured with 30 days after notice thereof shall have been given to Subtenant, or if said default shall be of a type that cannot be completely cured within said 30-day period (with the exercise of due diligence), and if Subtenant shall not have diligently commenced curing such default within said 30-day period and thereafter continuously prosecute such curing with due diligence until completion, , then Sublandlord, may, upon 5 days' notice to Subtenant, elect to terminate this Master Sublease as to any or all of the Leased Property.

                  (b) If Subtenant fails to perform any of its obligations under this Master Sublease (after the applicable grace and notice periods), (i) Sublandlord may perform such obligations, and (ii) Sublandlord shall have all of the rights and remedies accorded to the Master Landlord under the applicable Prime Lease. All costs and expenses incurred by Sublandlord in connection with such performance shall be paid by Subtenant upon demand therefor by Sublandlord.

         13. Right of Entry. Sublandlord may enter each Leased Property at all times upon reasonable prior notice to Subtenant (except in an emergency in which event no prior notice shall be necessary) to (a) inspect such Leased Property, (b) perform any work and (c) show such Leased Property to prospective buyers, lenders, lessees and licensees.

         14. Notices. Any and all notices which are or may be required to be delivered pursuant to this Master Sublease shall be in writing and shall be delivered to each party hereto at its address as set forth above (addressed to the Vice President - Law in the case of notices to Sublandlord or Vice President
- Law in the case of notices to Subtenant). Notices shall be (a) mailed by registered or certified mail, postage prepaid, return receipt requested or (b) personally delivered. Such notices shall be deemed to have been delivered 3 days after the date of so posting in the United States Post Office or on the date of such delivery in the case of personal delivery. Either party shall have the right, upon notice to the other, to designate a different address for the delivery of all future notices.

         15. Acknowledgments. Subtenant acknowledges that: (a) Sublandlord has not made any representations or warranties to Subtenant, either express or implied, with respect to any Leased Property or the use or proposed use thereof by Subtenant (including, without limitation, any representations or warranties with respect to environmental matters); (b) Subtenant is fully aware of the condition of each Leased Property and shall take the same "as is" as of the Commencement Date; (c) all understandings and agreements heretofore had between the parties hereto with respect to the subject matter of this Master Sublease are merged in this Master Sublease; (d) this Master Sublease is entered into after appropriate investigation, neither party relying upon any statement, representation or warranty not embodied herein and (e) Subtenant has received and reviewed a copy of each Prime Lease.

         16. Assignment; Subletting. This Master Sublease shall not be assigned (directly or indirectly) and no Leased Property shall be further sublet, by Subtenant without Sublandlord's prior consent and, to the extent required under the applicable Prime Lease, the prior written consent of the applicable Master Landlord. Any transfer of any equity interest of Subtenant shall be deemed an assignment of this Master Sublease.

         17. Limited Recourse. As used in this Master Sublease, the term "Sublandlord" means only the tenant for the time being of the applicable Leased Property, so that in the event of any transfer of Sublandlord's interest in the lease of such Leased Property, upon notification to Subtenant of such transfer the said transferor Sublandlord shall be freed and relieved of all future covenants, obligations and liabilities of Sublandlord under this Master Sublease with respect to such Leased Property. Neither Sublandlord nor any partners, shareholders, officers, members or principals of Sublandlord shall have any personal liability under this Master Sublease. Subtenant shall look solely to Sublandlord's or any successor's or assignee's estate and property in the applicable Leased Property for the satisfaction of Subtenant's remedies requiring the payment of money or otherwise by Sublandlord in the event of a breach or default by Sublandlord under this Master Sublease.

         18. Subordination. (a) This Master Sublease is and shall be subject and subordinate to the applicable Prime Lease, all matters to which such Prime Lease is subject and subordinate and all ground or underlying leases which may now or hereafter affect any Leased Property, to all mortgages which may now or hereafter affect such leases, the Prime Lease or such Leased Property and to the Liens created by the Security Documents and to all renewals, refinancings, modifications, replacements and extensions thereof (hereinafter called "Superior Instruments"). The terms "Liens" and "Security Documents" shall have the same meanings provided for in the General Security Agreement by and among AmeriGas Propane, L.P., as Assignor, and Bank of America National Trust and Savings Association, as Collateral Agent, and Mellon Bank, N.A., as Cash Collateral Sub-Agent, dated as of April 19, 1995. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Subtenant shall promptly execute and deliver any instrument, in recordable form if required, that Sublandlord or the holder of any Superior Instrument may reasonably request to evidence such subordination.

                  (b) In the event of a termination of any ground or underlying lease or any Prime Lease, or if the interests of Sublandlord under this Master Sublease or any Prime Lease are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any mortgage, then Subtenant shall, at the option of the holder of any such Superior Instrument, attorn to it and perform for its benefit all the terms, covenants and conditions of this Master Sublease on Subtenant's part to be performed with the same force and effect as if it were the Sublandlord originally named in this Master Sublease with respect to the applicable Leased Property. The foregoing shall inure to the benefit of such holder of a Superior Instrument, shall be self-operative upon the exercise of such option, and no further instrument shall be required to give effect to such option and to said provisions. Subtenant, however, upon reasonable demand of any such holder of a Superior Instrument, shall promptly execute and deliver instruments in confirmation of the foregoing provisions of this Section.

                  (c) Notwithstanding anything contained in this Master Sublease to the contrary, under no circumstances shall any such holder of a Superior Instrument, whether or not it shall have succeeded to the interests of the Sublandlord under this Master Sublease, be (i) liable for any act, omission or default of any prior Sublandlord, (ii) subject to any offsets, claims or defenses which Subtenant might have against any prior Sublandlord, (iii) bound by any Base Rent which Subtenant might have paid to any prior Sublandlord for more than one month in advance or (iv) bound by any modification of this Master Sublease, or any cancellation or surrender of the same, made without its prior written approval.

         19. Quiet Enjoyment. Sublandlord agrees that, subject to this Master Sublease and the applicable Prime Lease, if, and so long as, Subtenant performs each provision herein contained on the part of Subtenant to be performed, then Subtenant's rights under this Master Sublease shall not be cut off or ended before the expiration of the Term, subject however, to the provisions of this Master Sublease and the applicable Prime Lease.

         20. Adjustments to Leased Property. Sublandlord and Subtenant may, from time to time, amend this Master Sublease to add real property to be subleased under this Master Sublease or remove Leased Property already subject to this Master Sublease.

         21. Estoppel Certificate; Miscellaneous. (a) Either party hereto shall, promptly after request by the other party hereto, execute, acknowledge and deliver to the requesting party a statement certifying as to any matter in connection with this Master Sublease reasonably requested by the requesting party.

                  (b) The parties hereto warrant and represent to each other that no broker was instrumental in consummating this Master Sublease and that the representing party had no conversations or negotiations with any broker concerning the subleasing of the Leased Property to Subtenant.

                  (c) This Master Sublease may not be modified except by an instrument in writing signed by each of the parties hereto.

                  (d) This Master Sublease shall be binding upon and inure to the benefit of the parties hereto, and their respective permitted successors and assigns.

                  (e) If any provision of this Master Sublease shall be invalid or unenforceable, the remaining provisions of this Master Sublease shall not be affected thereby, each and every provision of this Master Sublease shall be enforceable to the full extent permitted by law.

                  (f) The failure of either party hereto to seek redress for a violation of, or to insist upon the strict performance of, any provision of this Master Sublease shall not prevent redress for violations of, or insistence upon strict performance of, a subsequent act.

         IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Master Sublease as of the day and year first above written.

                                AmeriGas  Propane, L.P.


                                By:  AmeriGas Propane, Inc., its general partner

                                By:   /s/Robert H. Knauss
                                      ------------------------------------
                                      Name:  Robert H. Knauss
                                      Title: Vice President - Law


                                Columbia Propane, L.P


                                By:  CP Holdings, Inc.

                                By:    /s/Robert H. Knauss
                                      ------------------------------------
                                      Name:  Robert H. Knauss
                                      Title: Vice President - Law

                                    Exhibit A

                               The Leased Property

Address        Master Landlord          Prime Lease Date        Annual Base Rent

                          Exhibit A - Master Sublease
                                    CLOSING

                                                                                                                   EVERY
                                                                                                                   (N)TH    *GROSS
  ST     LOCATION                      NAME                      ID   START DATE  UNTIL DATE  EXPIRE DATE  INTERVAL MO/YR   AMOUNT
  --     --------                      ----                     ----  ----------  ----------  -----------  -------- -----   ------
  AR  North Little Rock  JEAN JAMES                             5119  2000-11-01  2005-10-31  2005-10-31   Annually   1       300.00
  AR  North Little Rock  JEAN JAMES                             5119  2001-01-01  2005-03-31  2005-10-31   Monthly    1     2,000.00
  AR  Boone County       JOE & KATHERINE NANCE                  5048  2000-12-01  2005-01-31  2005-10-31   Monthly    1       250.00
  AR Mountain Home       MISSOURI & NORTHERN ARKANSAS RAILROAD  5301  2000-07-01  2001-06-30  2001-06-30   Annually   1     1,650.00
  AR Mountain Home       MISSOURI & NORTHERN ARKANSAS RAILROAD  5301  2000-11-01  2001-10-31  2001-10-31   Annually   1     1,000.00
  AR Mountain Home       MISSOURI & NORTHERN ARKANSAS RAILROAD  5301  2001-05-01  2002-04-30  2002-04-30   Annually   1     1,200.00
  AR Boone County        QUALITY FABRICATORS INC                5048  1999-04-01  2003-03-31  2003-03-31   Monthly    1       850.00
  CA Jackson             AMPINE DIVISION OF SIERRA PINE, LTD    1040  2000-07-01  2002-12-31  2008-09-30   Monthly    1     2,000.00
  CA Modesto             BEARD LAND IMPROVEMENT COMPANY         0261  2001-02-01  2003-12-31  2003-12-31   Monthly    1     1,043.00
  CA Jackson             EARL FERRARI                           1040  2001-06-01  2052-05-31  2060-05-31   Annually   1       250.00
  CA Jackson             LOUISE KIRKPATRICK                     1040  2001-06-02  2050-06-01  2060-06-01   Annually   1       250.00
  CA Sacramento          MASSIE & COMPANY                       0260  2000-09-01  2003-02-28  2013-08-31   Monthly    1     6,152.00
  CA San Jose            OLYMPIAN OIL COMPANY                   0130  2001-01-01  2001-12-31  2001-12-31   Monthly    1       315.00
  CA Jackson             RUSSELL SKUTLEY                        1040  2001-02-01  2002-01-31  2007-01-31   Monthly    1       355.00
  CA Sacramento          TERESA MEYER                           0260  2001-01-01  2001-12-31  2001-12-31   Annually   1       500.00
  CA Grass Valley        THE ATTIC MINI-STORAGE                 0070  2001-01-01  2001-12-31  2001-12-31   Monthly    1       130.00
  CA Hanford             UNION PACIFIC RAILROAD COMPANY         5162  2000-12-01  2001-11-30  2001-11-30   Annually   1     1,584.28
  CA Sacramento          VERNAL J. JACOB                        0260  2001-01-01  2001-12-31  2001-12-31   Annually   1     2,000.00
  CA Santa Cruz          WILLIAMS PROPERTY                      0210  1999-03-01  2002-09-30  2002-09-30   Monthly    1     1,900.00
  CA Bloomington         WILTON H. JONES                        1120  2001-03-01  2003-09-30  2003-09-30   Monthly    1     1,115.38
  CO Gunnison            BOMBARD-MCKENNA PARTNERSHIP            0570  2001-01-01  2001-12-31  2009-12-31   Monthly    1     2,000.00
  CO Alamosa             LARRY MITCHELL                         1190  2001-01-01  2002-05-31  2004-05-31   Monthly    1     2,200.00
  CO Craig               LESA LEE WILLE                         1170  1999-10-01  2001-10-15  2001-10-15   Annually   1       600.00
  CO Grand Junction      MAUDE A. McDANIEL                      0613  2000-11-01  2001-07-31  2001-07-31   Monthly    1       125.00
  CO Montrose            PATRICIA DITTON                        0560  2000-09-01  2003-02-28  2005-09-30   Monthly    1       250.00
  CO Montrose            QUINTEN A. HOLTE                       0560  2000-11-01  2001-06-30  2001-06-30   Monthly    1     1,200.00
  CO Montrose            ROMAGEAN C. PERSONNE                   0560  2001-06-01  2002-05-31  2002-05-31   Annually   1    12,000.00
  CO Gunnison            THOMAS V. CARL                         0570  1999-11-15  2002-11-14  2002-11-14   Annually   1     3,600.00
  CO Craig               UNION PACIFIC RAILROAD COMPANY         1170  2000-07-15  2001-07-14  2001-07-14   Annually   1     4,225.00
  CO Montrose            UNION PACIFIC RAILROAD COMPANY         0560  2000-11-01  2001-10-31  2001-10-31   Annually   1     6,488.59
  CO Alamosa             UNION PACIFIC RAILROAD COMPANY         1190  2000-11-01  2001-10-31  2001-10-31   Annually   1     1,552.29
  CT Killingworth        CENTRAL VERMONT PROPERTIES INC         9295  2001-01-01  2001-12-31  2001-12-31   Annually   1        50.00
  FL Defuniak Springs    ABBIE A. CASEY                         7270  2000-11-01  2001-10-31  2001-10-31   Monthly    1        55.00
  FL Tavernier           ARTHUR H. BOND                         5055  2000-07-01  2001-06-30  2003-07-14   Monthly    1     2,338.51
  FL Rockledge           CITY GAS COMPANY OF FLORIDA            5130  1998-12-01  2002-05-31  2002-05-31   Monthly    1       890.40


  ST     LOCATION
  --     --------
  AR North Little Rock
  AR North Little Rock
  AR Boone County
  AR Mountain Home
  AR Mountain Home
  AR Mountain Home
  AR Boone County
  CA Jackson
  CA Modesto
  CA Jackson
  CA Jackson
  CA Sacramento             (6,152.00 thru 8/31/03; 7,152.00
                            thru 8/31/08; 8,152.00 thru
                            8/31/13)
  CA San Jose
  CA Jackson                ($355.00 thru 1/31/02; 369.00
                            thru 1/31/03; 384.00 thru
                            1/31/04; 399.00 thru 1/31/05;
                            415.00 thru 1/31/06; 432.00
                            thru 1/31/07)
  CA Sacramento
  CA Grass Valley
  CA Hanford
  CA Sacramento
  CA Santa Cruz
  CA Bloomington
  CO Gunnison
  CO Alamosa                ($2,200 thru 5/31/02; 2,400.00
                            6/1/02 thru 5/31/04)
  CO Craig
  CO Grand Junction
  CO Montrose
  CO Montrose
  CO Montrose
  CO Gunnison
  CO Craig
  CO Montrose
  CO Alamosa
  CT Killingworth
  FL Defuniak Springs
  FL Tavernier              (2,238.51 thru 6/30/02; 2,455.44
                            thru 7/14/03)
FL Rockledge













* For all properties the tenant shall pay rent and all other amounts due under such lease.

                          Exhibit A - Master Sublease
                                    CLOSING

                                                                                                                EVERY
                                                                                                                (N)TH    *GROSS
ST     LOCATION                 NAME              DEPT ID   START DATE    UNTIL DATE    EXPIRE DATE  INTERVAL   MO/YR    AMOUNT
FL   Jacksonville     CSX TRANSPORTATION, INC.      1720    2000-09-01    2001-08-31    2001-08-31    Annually    1     10,224.00
FL   Plant City       CSX TRANSPORTATION, INC.      1510    2000-09-10    2001-09-09    2001-09-09    Annually    1        752.45
FL   Wewahitchka      DORIS WHITTEN                 7245    2001-01-01    2001-12-31    2001-12-31    Monthly     1        296.80
FL   Chipley          ELLEN R. BOTTOMS              7275    2000-11-01    2001-05-31    2001-05-31    Monthly     1        125.00
FL   Holly Hill       FLORIDA EAST COAST
                      RAILWAY CO.                   5122    2000-05-01    2001-04-30    2001-04-30    Monthly     1      1,961.00
FL   St Augustine     GARY & LORETTA RUFF           9805    2000-08-01    2004-01-31    2004-10-31    Monthly     1        600.49
FL   Malone           GIPSON KINGRY                 9780    1999-08-01    2003-07-31    2003-07-31    Annually    1        450.00
FL   Leesburg         GORDON G. OLDHAM III          7325    2000-04-01    2003-12-31    2003-12-31    Monthly     1        329.35
FL   Jacksonville     HENRY R. HIGGINBOTHAM         1720    2000-07-01    2001-06-30    2001-06-30    Monthly     1        804.50
FL   Malone           JAMES W. SHELTON              9780    2001-01-01    2001-12-31    2001-12-31    Monthly     1        531.50
FL   Fernandina
     Beach            JOSEPH M. RIPLEY, JR.         1723    2001-01-01    2004-12-31    2004-12-31    Monthly     1      1,084.32
FL   Plant City       M&R OF PLANT CITY INC.        1510    2000-12-01    2001-11-30    2001-11-30    Monthly     1      1,200.00
FL   Rockledge        MELBOURNE AIRPORT
                      AUTHORITY                     5130    2001-04-01    2001-11-30    2001-11-30    Monthly     1        224.89
FL   Tavernier        PAUL J. SNELLINGER            5055    2001-04-01    2002-11-30    2002-11-30    Monthly     1      3,237.34
FL   Rockledge        WAYNE P. REECE                5130    2000-09-01    2004-04-30    2004-10-31    Monthly     1      3,101.58
IL   Salem            BOYD-CAYS                     5273    2001-01-01    2001-12-31    2001-12-31    Monthly     1        430.09
IL   Eldorado         DENNIS H. CLARK               5277    1999-09-01    2002-08-31    2002-08-31    Annually    1      3,500.00
IL   Eldorado         ED'S HEATING & AIR
                      CONDITIONING                  5277    2000-09-01    2001-08-31    2004-08-31    Monthly     1        700.00
IL   Salem            MRS. KENNETH COCKRUM          5273    2000-12-01    2001-11-30    2001-11-30    Annually    1      1,500.00
IL   Eldorado         PAUL TOMPKINS                 5277    2000-10-01    2001-09-30    2001-09-30    Annually    1      1,800.00
IN   Goshen           VIDEO WORLD                   5484    2001-04-01    2002-03-31    2002-03-31    Monthly     1        400.00
LA   Bossier City     JOHN H & BETTY J. VICE        5311    2001-04-01    2002-12-31    2002-12-31    Monthly     1      1,500.00
LA   Bossier City     MOLLY MANNERS WESTBROOK       5311    1999-06-01    2002-05-31    2002-05-31    Annually    1        320.00
LA   Bossier City     THOMAS E. WHITE III           5311    1997-11-01    2002-10-31    2002-10-31    Annually    1      1,200.00
MA   Westfield        CULBRO CORPORATION            5332    2001-01-01    2001-12-31    2001-12-31    Monthly     1        100.00
MA   Topsfield        GREEN ACRES REALTY INC.       5321    2000-08-01    2001-07-31    2001-07-31    Monthly     1        135.00
MA   Middleboro       REYNOLDS BOTTLED GAS, INC.    5558    2000-11-01    2003-02-28    2004-06-30    Monthly     1      3,333.33
MA   Middleboro       THOMAS & SARA MCDERMOTT       5558    2000-09-01    2003-02-28    2003-12-31    Monthly     1        750.00
MA   Vineyard
     Haven            VPI CONTINUING CORP.          5105    2000-11-01    2001-12-31    2004-12-31    Monthly     1      2,488.33
MI   Holland          DONALD M. VANDENBERG TRUST    5260    2000-06-01    2001-05-31    2001-05-31    Monthly     1      2,857.75
MI   Kalamazoo        GLEN NORDBROOK                5374    2000-11-01    2001-05-31    2001-05-31    Monthly     1        200.00
MI   Traverse City    JACK A. MILLER                5679    2001-04-01    2002-03-31    2002-03-31    Monthly     1        500.00
MI   Hale             KOCHER LEASING CO, LLC        5517    2001-04-01    2003-06-30    2003-06-30    Monthly     1        825.00
MI   Mio              MARTIN T. GALBRAITH           5360    2000-10-01    2001-09-30    2001-09-30    Monthly     1        300.00
MI   Alma             TPI PETROLEUM, INC.           1250    2000-07-01    2001-06-30    2001-06-30    Annually    1      2,912.00
MI   Parma            VILLAGE OF SPRINGPORT         1280    2001-05-01    2049-05-31    2064-04-30    Annually    1         25.00
MI   Alpena           W.P. & I.A. HASTINGS          5262    1999-03-01    2001-12-31    2001-12-31    Monthly     1      1,173.00
MN   Rogers           THOMAS SCHANY                 3900    2000-09-01    2003-02-28    2007-03-31    Monthly     1      2,240.00
MO   Crystal City     CHEMICAL INVESTMENT, INC.     5032    2000-11-01    2001-10-09    2001-10-09    Monthly     1         35.00
MO   Flint Hill       J.B. INVESTMENT CO.           5033    2001-02-01    2002-12-31    2002-12-31    Monthly     1        700.00

ST      LOCATION
FL   Jacksonville
FL   Plant City
FL   Wewahitchka
FL   Chipley
FL   Holly Hill
FL   St Augustine
FL   Malone
FL   Leesburg
FL   Jacksonville
FL   Malone
FL   Fernandina
     Beach
FL   Plant City
FL   Rockledge
FL   Tavernier
FL   Rockledge
IL   Salem
IL   Eldorado
IL   Eldorado           ($700.00 thru 8/31/01; 750.00 thru 8/31/02; 800.00 thru 8/31/04)
IL   Salem
IL   Eldorado
IN   Goshen
LA   Bossier City
LA   Bossier City
LA   Bossier City
MA   Westfield
MA   Topsfield
MA   Middleboro
MA   Middleboro
MA   Vineyard
     Haven              ($2,488.33 thru 12/31/01; 2,660.42 thru 12/31/04)
MI   Holland
MI   Kalamazoo
MI   Traverse City
MI   Hale
MI   Mio
MI   Alma
MI   Parma
MI   Alpena
MN   Rogers
MO   Crystal City
MO   Flint Hill

*For all properties the tenant shall pay rent and all other amounts due under such lease.

                          Exhibit A - Master Sublease
                                    CLOSING

                                                                                                             EVERY
                                                       DEPT                                                  (N)TH   *GROSS
ST   LOCATION                      NAME                 ID   START DATE  UNTIL DATE  EXPIRE DATE  INTERVAL   MO/YR   AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
MO   Crystal City     STAUBACH AGENT FOR BNSF            5032  2001-01-01  2001-12-31  2001-12-31  Annually    1      1,700.00
MO   Villa Ridge      STAUBACH AGENT FOR BNSF            5463  2001-03-01  2002-02-28  2002-02-28  Annually    1      1,200.00
MO   Flint Hill       THOMAS LOWERY                      5033  2001-04-01  2001-12-31  2001-12-31  Monthly     1      3,685.04
MO   Crystal City     UNION PACIFIC RAILROAD COMPANY     5032  2001-04-30  2002-04-29  2002-04-29  Annually    1      3,460.00
MO   Crystal City     UNION PACIFIC RAILROAD COMPANY     5032  2001-05-23  2002-05-22  2002-05-22  Annually    1      1,485.67
NH   Claremont        CLAREMONT CONCORD RAILROAD CORP    5600  2001-01-01  2001-12-31  2001-12-31  Monthly     1        375.00
NH   Laconia          HARRY L. BRYANT, JR. TRUST         5997  2000-08-01  2004-05-31  2005-02-28  Monthly     1      3,265.96
NH   North Conway     TREASURER, STATE OF NEW HAMPSHIRE  5595  2001-01-01  2001-12-31  2001-12-31  Monthly     1        539.86
NH   North Conway     TREASURER, STATE OF NEW HAMPSHIRE  5595  2001-03-01  2002-02-28  2002-02-28  Annually    1        242.76
NH   North Conway     WILLIAM C. POPE                    5595  2000-07-01  2001-06-30  2001-06-30  Monthly     1      1,316.00
NM   Taos             COLOMEX OIL & GAS CO. INC.         5226  2000-11-01  2004-06-30  2005-04-11  Monthly     1      1,666.00
NM   Gallup           GARTNER FAMILY PARTNERSHIP         5240  2000-11-01  2001-09-30  2008-09-30  Monthly     1      1,270.00
NM   Gallup           GE CAPITAL MODULAR SPACE           5240  2001-04-01  2001-08-31  2001-08-31  Monthly     1        278.38
NM   Gallup           STAUBACH AGENT FOR BNSF            5240  2000-08-10  2001-08-09  2001-08-09  Annually    1      1,283.00
NY   Plattsburgh      CANADIAN PACIFIC RAILWAY COMPANY   5585  2001-05-01  2002-04-30  2002-04-30  Annually    1        150.00
NY   Schuylerville    DONALD L. NICHTER                  9335  2001-01-01  2001-06-30  2001-06-30  Monthly     1      3,956.00
NY   Alder Creek      DONALD L. NICHTER                  9333  2001-01-01  2001-08-31  2006-07-31  Monthly     1      3,281.87
NY  Shokan            JOSEPH DELLECHIAIE                 5753  2000-09-01  2001-08-31  2004-08-31  Monthly     1      1,545.00
NY  Ticonderoga       TRUSTEES - KNIGHTS OF COLUMBUS     5572  2000-12-25  2002-12-31  2002-12-31  Monthly     3      3,600.00
RI  Coventry          LESTER A. PARENTE                  9291  2001-05-01  2001-09-30  2001-09-30  Monthly     1      2,000.00
TN  Dyersburg         GREEN VILLAGE PARTNERS, L.P.       1420  2001-03-01  2004-01-31  2004-01-31  Monthly     1      1,000.00
VT  Sheldon           GERALD A. BELISLE                  7569  2003-03-01  2007-05-31  2011-05-31  Monthly     1      1,900.00
VT  Rutland           LEONARD C. KNAPPMILLER             5586  2000-09-01  2001-08-31  2006-08-31  Monthly     1      2,251.00
VT  Lyndonville       RALPH DEVEREAUX                    7560  2000-10-01  2004-12-31  2005-08-31  Monthly     1      1,600.00
VT  Newport           ROBERT N. TAPLAN, INC.             5594  1999-08-01  2001-07-31  2001-07-31  Monthly     1         65.00
WI  Wisconsin Rapids  FOX VALLEY & WESTERN LTD           5480  2000-07-01  2001-06-30  2001-06-30  Annually    1      4,426.43
WI  Eagle River       HELEN J. ROESKE                    5471  2000-11-01  2001-08-18  2001-08-18  Monthly     1        350.00
WI  Green Bay         JET DEVELOPMENT, LLC               1850  2001-01-01  2002-12-31  2008-12-31  Monthly     1      2,400.00


MO   Crystal City
MO   Villa Ridge
MO   Flint Hill
MO   Crystal City
MO   Crystal City
NH   Claremont
NH   Laconia
NH   North Conway
NH   North Conway
NH   North Conway
NM   Taos
NM   Gallup           ($1,270 thru 9/30/01; 1,380.00 thru 9/30/03; 1,460.00 thru 9/30/06; 1,590.00 thru 9/30/08)
NM   Gallup
NM   Gallup
NY   Plattsburgh
NY   Schuylerville
NY   Alder Creek      ($3,281.87 thru 8/31/01; 3,445.96 thru 8/31/02; 3,618.25 thru 8/31/03;
                       3,799.17 thru 8/31/04; 3,989.13 thru 8/31/05; 4,188.59 thru 7/31/06)
NY  Shokan            ($1,545 thru 8/31/01; 1,591.33 thru 8/31/03; 1639.08 thru 8/31/04)
NY  Ticonderoga
RI  Coventry
TN  Dyersburg
VT  Sheldon
VT  Rutland           ($2,251 thru 8/31/01; 2,318.55 thru 8/31/02; 2,388.11 thru 8/31/03;
                       2,459.75 thru 8/31/04; 2,533.54 thru 8/31/05; 2,609.55 thru 8/31/06)
VT  Lyndonville
VT  Newport
WI  Wisconsin Rapids
WI  Eagle River
WI  Green Bay


* For all properties the tenant shall pay rent and all other amounts due under such lease.

                          Exhibit A - Master Sublease
                                    CLOSING

                                                                                                                EVERY
                                                      DEPT                                                      (N)TH     *GROSS
ST    LOCATION               NAME                      ID    START DATE   UNTIL DATE   EXPIRE DATE   INTERVAL   MO/YR     AMOUNT
--    --------               ----                     ----   ----------   ----------   -----------   --------   -----     ------
WI  Allenton      WISCONSIN CENTRAL LTD               5346   2000-06-01   2001-05-31   2001-05-31    Annually     1      1,009.08

WI  Orfordville   WISCONSIN DEPT OF TRANSPORTATION    5247   2000-11-01   2001-10-31   2001-10-31    Annually     1        900.00

*For all properties the tenant shall pay rent and all other amounts due under such lease.

                              TRANSACTION SUMMARY

Name:     Frederick J. Kaczor, Jr.
Plan:     1992 Non-Qualified Stock Option Plan
Date:     12/12/01


Shares:             2,000     Price:     $20.0000      Total         $40,000.00

Fair Market Value:                       $30.0000

Taxable income:                          $10.0000

             Total taxable:           $20,000.000

                   Taxes:

                         Federal:           27.500%   $5,500.00
                         State:              2.800%     $560.00
                         FICA-OASDI          0.000%       $0.00
                         FICA-MED            1.450%     $290.00
                         Local               1.000%     $200.00

                              Totals         32.75%                   $6,550.00

Total Cost of Option (Wired to UGI by DLJ)                           $46,550.00






Wire instructions below:

                         Bank:          Mellon Bank, NA
                         Address:       Pittsburgh, PA
                         ABA No.:       043-000261
                         Account:       UGI Corporation
                         Acct. No.      191-5173